UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 31, 2016

DAIS ANALYTIC CORPORATION
(Exact name of registrant as specified in its charter)

New York	000-53554	14-760865
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

11552 Prosperous Drive

Odessa, Florida 33556

(Address of Principal Executive Offices)(Zip Code)

(727) 375-8484

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Copies to:

Peter DiChiara, Esq.

CARMEL, MILAZZO & DICHIARA LLP

261 Madison Avenue, 9th Floor

New York, New York 10016

Telephone: (212) 658-0458

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material De nitive Agreement

On September 7, 2016, Dais Analytic Corporation (the “Company”) entered into an amendment (the “Amendment”) of the note included in the Loan and Security Agreement (“Security Agreement”) with Patricia Tangredi (the “Holder”) pursuant to which the Company originally issued a Senior Secured Promissory Note for $150,000 (the “Note”). Ms. Tangredi is the wife of Timothy Tangredi, the Company’s CEO and therefore is a related party of the Company. Ms. Tangrdi loaned the Company an additional $100,000. All principal and interest is due on the earlier of: (i) the date upon which the Company secures funds, regardless of source, equal to or exceeding, in the aggregate, $1,000,000 or (ii) October 31, 2016 ("Maturity Date"). The interest rate is 12% per annum. The Note grants the Holder a secured interest in the assets of the Company. The Company is using the proceeds of the Note for working capital purposes. The foregoing is a summary only and does not purport to be a complete description of all of the terms, provisions, covenants, and agreements contained in the Amendment, and is subject to and qualified in its entirety by reference to the full text of the Amendment, which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective August 31, 2016, the Company accepted the resignation Judith M. Aldrovandi, age 45, as the Controller, Treasurer and Principal Financial and Accounting Officer of the Company. Ms. Aldrovandi left to take another position.

On October 7, 2016, the board of directors of the Company appointed Susan R. Courtright, age 56, as the Controller, Treasurer and Principal Financial and Accounting Officer of the Company.  Ms. Courtright has worked since 2004 as a consultant for Taylor White, a firm focused exclusively on placing and providing accounting and finance consultants in the Tampa Bay area. Ms. Courtright has a Bachelor’s degree in Accounting, and a CPA certification in Florida. She has expertise in the areas of traditional accounting and reporting, as well as SEC reporting and transactions.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	First Amendment to Senior Secured Promissory Note.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dais Analytic Corporation

Dated: October 28, 2016	By:	/s/ Timothy N. Tangredi
Timothy N. Tangredi
Chief Executive Officer and President

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